                                                                   Exhibit 10.13

                 ---------------------------------------------
                 ---------------------------------------------
                          STANDARD FORM OF OFFICE LEASE
                     THE REAL ESTATE BOARD OF NEW YORK, INC.
                 ---------------------------------------------
                 ---------------------------------------------

Agreement of Lease, made as of this 3rd day of January 2000 , between CROWN LEXINGTON LLC, a New York limited liability company having an address at c/o Crown Properties Inc., 400 Garden City Plaza, Suite 111, Garden City, NY 11530, party of the first part, hereinafter referred to as OWNER and INTRAWARE, INC., a Delaware corporation having an address at 25 Orinda Way, #101, Orinda, CA 94563,

                    PARTY OF THE SECOND PART, HEREINAFTER REFERRED TO AS TENANT,

WITNESSETH: Owner hereby leases to Tenant and Tenant hereby hires from Owner that certain portion of rentable space on the 23rd floor as described on the floor plans annexed hereto as Exhibit "A"

in the building known as 360 Lexington Avenue, New York, New York, in the Borough of Manhattan, City of New York, for the term of SEE RIDER ANNEXED HERETO AND MADE A PART HEREOF at an annual rental rate of SEE RIDER ANNEXED HERETO AND MADE A PART HEREOF which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first monthly installment(s) on the execution hereof (unless this lease be a renewal).

         In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.

         The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

RENT: 1. Tenant shall pay the rent as above and as hereinafter provided.

OCCUPANCY:        2. Tenant shall use and occupy demised premises for SEE RIDER
                  ANNEXED HERETO AND MADE A PART HEREOF

                                                       and for no other purpose.

TENANT ALTERATIONS:      3. Tenant shall make no changes in or to the demised
premises of any nature without Owner's prior written consent which consent shall not be unreasonably withheld and must be given or denied within fifteen
(15) business days after submission of all final plans and drawings to Landlord. Subject to the prior written consent of Owner, and to the provisions of this article, Tenant, at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises by using contractors or mechanics first approved in each instance by Owner. Landlord's consent shall not be required for alterations, installations, additions or improvements (collectively, "Alterations") made by Tenant that cost less than $25,000.00 and which do not materially affect the plumbing, electrical or the structural elements of the Building. Tenant shall before making any alterations, additions, installations or improvements, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner and Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days thereafter, at Tenant's expense, by payment or filing the bond required by law. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner on Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant within a reasonable period after Landlord approves such alteration, elects to relinquish Owner's right thereto and to have them removed by Tenant, in which event the same shall be removed from the premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this Article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed, by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or may be removed from the premises by Owner, at Tenant's expense.

MAINTENANCE AND REPAIRS:

                  4. Tenant shall, throughout the term of this lease, take good care of the demised premises and the fixtures and appurtenances therein. Tenant shall be responsible for all damage or injury to the demised premises or any other part of the building and the systems and equipment thereof, whether requiring structural or nonstructural repairs caused by or resulting from carelessness, omission, neglect or improper conduct of Tenant, Tenant's subtenants, agents, employees, invitees or licensees, or which arise out of any work, labor, service, or equipment done for or supplied to Tenant or any subtenant or arising out of the installation, use or operation of the property or equipment of Tenant or any subtenant. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture and equipment. Tenant shall promptly make, at Tenant's expense, all repairs in and to the demised premises for which Tenant is responsible, using only the contractor for the trade or trades in question, selected from a list of at least two contractors per trade submitted by Owner. Any other repairs in or to the building or the facilities and systems thereof for which Tenant is responsible shall be performed by Owner at the Tenant's reasonable expense. Owner shall maintain in good working order and repair the exterior and the structural portions of the building, including the structural portions of its demised premises, and the public portions of the building interior and the building plumbing, electrical, heating and ventilating systems (to the extent such systems presently exist) serving the demised premises. Tenant agrees to give prompt notice of any defective condition in the premises for which Owner may be responsible hereunder. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or others making repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. Landlord represents that it shall use reasonable efforts not to unreasonably interfere with the conduct of Tenant's business or access to the Demised Premises in performing the foregoing, but same shall not cause or require Landlord to incur any overtime expenses. It is specifically, agreed that Tenant shall not be entitled to any setoff or reduction of rent by reason of any failure of Owner to comply with the covenants of this or any other article of this Lease. Tenant agrees that Tenant's sole remedy at law in such instance will be by way of an action for damages for breach of contract. The provisions of this Article 4 shall not apply in the case of fire or other casualty which are dealt with in Article 9 hereof.

WINDOW
CLEANING:         5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

REQUIREMENTS
OF LAW,
FIRE INSURANCE,
FLOOR LOADS:      6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter, Tenant, at Tenant's sole cost and expense, shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, whether or not arising out of Tenant's use or manner of use thereof, (including Tenant's permitted use) or, with respect to the building if arising out of Tenant's use or manner of use of the premises or the building (including the use permitted under the lease). Nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant may, after securing Owner to

Owner's satisfaction against all damages, interest, penalties and expenses, including, but not limited to, reasonable attorney's fees, by cash deposit or by surety bond in an amount and in a company satisfactory to Owner, contest and appeal any such laws, ordinances, orders, rules, regulations or requirements provided same is done with all reasonable promptness and provided such appeal shall not subject Owner to prosecution for a criminal offense or constitute a default under any lease or mortgage under which Owner may be obligated, or cause the demised premises or any part thereof to be condemned or vacated. Tenant shall not do or permit any act or thing to be done in or to the demised premises which J s contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner with respect to the demised premises or the building of which the demised premises form a part, or which shall or might subject Owner to any liability or responsibility to any person or for property damage. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization or other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. Tenant shall pay all costs, expenses, fines, penalties, or damages, which may be imposed upon Owner by reason of Tenant's failure to comply with the provisions of this article and if by reason of such failure the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" of rate for the building or demised premises issued by the New York Fire Insurance Exchange, or other body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Owner's reasonable judgement, to absorb and prevent vibration, noise and annoyance.

SUBORDINATION:    7. This lease is subject and subordinate to all ground or
underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall from time to time execute promptly any certificate that Owner may request. Landlord shall use reasonable efforts to obtain a non-disturbance agreement in favor of Tenant from each and every current and future mortgagee and lessor. Landlord represents that as of the date hereof, there are no underlying leases or mortgages affecting all or any portion of the real property of which the demised premises form a part other than a mortgage currently held by M & T Real Estate, Inc.

PROPERTY
LOSS, DAMAGE
REIMBURSEMENT
INDEMNITY:        8. Owner or its agents shall not be liable for any damage to property or Tenant or of others entrusted to employees of the building, nor for loss of or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, its agents, servants or employees. Owner or its agents will not be liable for any such damage caused by other tenants or persons in, upon or about said building or caused by operations in construction of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Owner's own acts, Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorneys fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any sub-tenant, and any agent, contractor, employee, invitee or licensee of any sub-tenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld. Landlord shall indemnify and hold harmless Tenant for any liabilities, obligations, damages, costs and expenses incurred by Tenant caused by any acts or omissions of gross negligence on the part of Landlord or its agents.

DESTRUCTION,
FIRE AND OTHER
CASUALTY:         9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth. (b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent and other items of additional rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable. (c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent and other items of additional rent as hereinafter expressly provided shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner (or sooner reoccupied in part by Tenant then rent shall be apportioned as provided in subsection (b) above), subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given within 90 days after such fire or casualty, or 30 days after adjustment of the insurance claim for such fire or casualty, whichever is sooner, specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Landlord's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and moveable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, including Owner's obligation to restore under subparagraph (b) above, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery with respect to subparagraphs (b), (d), and (e) above, against the other or any one claiming through or under each of them by way of subrogation or otherwise. The release and waiver herein referred to, shall be deemed to include any loss or damage to the demised premises and/or to any personal property, equipment, trade fixtures, goods and merchandise located therein. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not-invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefiting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and/or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

EMINENT
DOMAIN:           10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease and assigns to Owner, Tenant's entire interest in any such award. Tenant shall have the right to make an independent claim to the condemning authority for the value of Tenant's moving expenses and personal property, trade fixtures and equipment, provided Tenant is entitled pursuant to the terms of the lease to remove such property, trade fixture and equipment at the end of the term and provided further such claim does not reduce Owner's award.

ASSIGNMENT,
MORTGAGE,
ETC.:             11. Tenant, for itself, its heirs, distributees, executors, administrators, legal representative, successor and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate Tenant or the majority partnership interest of a partnership Tenant shall be deemed an assignment. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant beyond the expiration of applicable notice and cure periods expressly set forth in the Lease collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any way be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

ELECTRIC
CURRENT:          12. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER * attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building Or the risers or wiring installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no way make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

ACCESS TO
PREMISES:         13. Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times upon reasonable prior notice (written or oral) to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to the demised premises or to any other portion of the building or which Owner may elect or is required to perform. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein provided they are concealed within the walls, floor, or ceiling. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants. If Tenant is not present to open and permit an entry into the demised premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations hereunder. Landlord represents that it shall use reasonable efforts not to unreasonably interfere with the conduct of Tenant's business or access to the Demised Premises in performing the foregoing, but same shall not cause or require Landlord to incur any overtime expenses.

VAULT,
VAULT SPACE,
AREA:             14. No Vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the, contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant.

OCCUPANCY:        15. Tenant will not at any time use or occupy the demised
premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations, whether or not of record.

BANKRUPTCY:       16. (a) Anything elsewhere in this lease to the contrary
notwithstanding, this lease may be cancelled by Owner by the sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any sate naming Tenant as the debtor; or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

                  (b) it is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rent reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be re-let by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any coat, commission or tribunal, the amount of rent reserved upon such re-letting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

DEFAULT:          17. (1) If Tenant default in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises become vacant or deserted; or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if this lease be rejected under ss.235 of Title 11 of the U.S. Code (bankruptcy code); or if Tenant shall fail to move into or take possession of the premises within thirty (30) days after the commencement of the term of this lease, then, in any one or more of such events, upon Owner serving a written twenty (20) days notice upon Tenant specifying the nature of said default and upon the expiration of said twenty (20) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said twenty (20) day period, and if Tenant shall not have diligently commenced curing such default within such twenty (20) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written five (5) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said five (5) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such five (5) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.

                  (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required; then and in any of such events Owner may without notice, re-enter the demised promises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Owner may cancel and terminate such renewal or extension agreement by written notice.

REMEDIES OF
OWNER AND
WAIVER OF
REDEMPTION:       18. Waiver of In case of any such default, re-entry,
expiration and/or dispossess by summary proceedings or otherwise, (a) the rent shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, (b) Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term Or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, and/or (c) Tenant. or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and/or covenanted to be paid and the net amount, if any, of the rents collected on account of the lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, reasonable attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgement, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Owner obtaining possession of demised premises, by mason of the violation by Tenant of any of the covenants and conditions of this lease, or otherwise.

FEES AND
EXPENSES:        19. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, after notice if required and upon expiration of any applicable grace period if any, (except in an emergency), then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to reasonable attorneys' fees, in instituting, prosecuting or defending any action or proceeding, and prevails in any such action or proceeding then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within ten (10) days of rendition of any bill or statement to Tenant therefor.'If Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner, as damages.

BUILDING
ALTERATIONS
AND
MANAGEMENT:       20. Owner shall have the right at any time without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and/or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building and to change the name, number or designation by which the building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenants making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of such controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

NO REPRE-
SENTATIONS
BY OWNER:         21. Neither Owner nor Owner's agents have made any
representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the premises except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same "as is" and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

END OF
TERM              22. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

QUIET
ENJOYMENT:        23. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 31 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

FAILURE
TO GIVE
POSSESSION:       24. If Owner is unable to give possession of the demised
premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any way to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession or complete construction) until after Owner shall have given Tenant written notice that the Owner is able to deliver possession in condition required by this lease. If permission is given to Tenant to enter into the possession of the demises premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease, Tenant covenants and agrees that such possession and/or occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease except the obligation to pay the fixed annual rent set forth in the preamble to this lease, The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

NO WAIVER:        25. The failure of Owner to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt, by Owner of rent and/or additional rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord end satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises, and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

WAIVER OF
TRIAL BY JURY:    26. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any proceeding or action for possession including a summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding including a counterclaim under Article 4 except for statutory mandatory counterclaims.

INABILITY TO
PERFORM:          27. This Lease and the obligation of Tenant to pay rent
hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no way be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment, fixtures, or other materials if Owner is prevented or delayed from so doing by reason of strike or labor troubles or any cause whatsoever including, but not limited to, government preemption or restrictions or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions which have been or are affected, either directly or indirectly, by war or other emergency.

BILLS AND
NOTICES:          28. Except as otherwise in this lease provided, a bill,
statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered if, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant with copies to:

         Intraware, Inc.
         25 Orinda Way
         Orinda, California 94563
         Attn:    Don Freed
                  Executive Vice-President
                  Chief Financial Officer     -and-

         Intraware, Inc.
         25 Orinda Way
         Orinda, California 94563
         Attn:    John Moss, Esq.
                  General Counsel

and time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.

SERVICES PROVIDED BY OWNERS:           29. As long as Tenant is not in
default under any of the covenants of this lease beyond the expiration of applicable notice and cure periods expressly set forth in the Lease, Owner shall provide: (a) necessary elevator facilities on business days from 8 a.m. to 6 p.m. and have one elevator subject to call at all other times; (b) heat to the demised premises when and as required by law, on business days from 8 a.m. to 6 p.m.; (c) water for ordinary lavatory purposes, but if Tenant uses or consumes water for any other purposes or in unusual quantities (of which fact Owner shall be the sole judge), Owner may install a water meter at Tenant's expense which Tenant shall thereafter maintain at Tenant's expense in good working order and repair to register such water consumption and Tenant shall pay for water consumed as shown on said meter as additional rent as and when bills are rendered; (d) cleaning service for the demised premises on business days at Owner's expense provided that the same are kept in order by Tenant. If, however, said premises are to be kept clean by Tenant, it shall be done at Tenant's sole expense, in a manner reasonably satisfactory to Owner and no one other than persons approved by Owner shall be permitted to enter said premises or the building of which they are a part for such purpose. Tenant shall pay Owner the Cost of removal of any of Tenant's refuse and rubbish from the building; (e) If the demised premises are serviced by Owner's air conditioning/cooling and ventilating system, air conditioning/cooling will be furnished to tenant from May 15th through September 30th on business days (Mondays through Fridays, holidays excepted) from 8:00 a.m. to 6:00 p.m., and ventilation will be furnished on business days during the aforesaid hours except when air conditioning/cooling is being furnished as aforesaid. If Tenant requires air conditioning/cooling or ventilation for more extended hours or on Saturdays, Sundays or on holidays, as defined under Owner's contract with Operating Engineers Local 94-94A, Owner will furnish the same at Tenant's expense. RIDER * to be added in respect to rates and conditions for such additional service; (f) Owner reserves the right to stop services of the heating, elevators, plumbing, air-conditioning, electric, power systems or cleaning or other services, if any, when necessary by reason of accident or for repairs, alterations, replacements or improvements necessary or desirable in the judgment of Owner for as long as may be reasonably required by reason thereof. If the building of which the demised premises are a part supplies manually operated elevator service, Owner at any time may substitute automatic control elevator service and proceed diligently with alterations necessary therefor without in any way affecting this lease or the obligation of Tenant hereunder.

CAPTIONS:         30. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provisions thereof.

DEFINITIONS:      31. The term "office", or "offices", wherever used in this lease, shall not be construed to mean premises used as a store or stores, for the sale or display, at any time, of goods, wares or merchandise, of any kind, or as a restaurant, shop, booth, bootblack or other stand, barber shop, or for other similar purposes or for manufacturing. The term "Owner" means a landlord or lessor, and as used in this lease means only the owner, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner, hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "business days" as used in this lease shall exclude Saturdays, Sundays and all days as observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service. Wherever it is expressly provided in this lease that consent shall not be unreasonably withheld, such consent shall not be unreasonably delayed.

ADJACENT
EXCAVATION-
SHORING:          32. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

RULES AND
REGULATIONS:      33. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt so long as same is not discriminatory or contradictory to the Lease. Notice of any additional rules or regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within fifteen (15) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

SECURITY:         34. Tenant has deposited with Owner the sum of $80,000.00 as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent beyond the expiration of applicable notice and cure periods expressly set forth in the Lease, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Owner may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the re-letting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security ,shall be returned to Tenant within thirty (30) days after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendee or lessee and only upon such transfer Owner shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Owner solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

ESTOPPEL
CERTIFICATE:      35. Tenant, at any time, and from time to time. upon at least
10 days' prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this Lease, and, if so, specifying each such default.

SUCCESSORS
AND ASSIGNS:      36. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns. Tenant shall look only to Owner's estate and interest in the land and building, for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) against Owner in the event of any default by Owner hereunder, and no other property or assets of such Owner (or any partner, member, officer or director thereof, disclosed or undisclosed), shall be subject to levy. execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this lease, the relationship of Owner and Tenant hereunder, or Tenant's use and occupancy of the demised premises.


SEE RIDER ANNEXED HERETO AND MADE A PART HEREOF

IN WITNESS WHEREOF, Owner and Tenant have respectively signed and sealed this lease as of the day and year first above written.

                                        LANDLORD

                                        CROWN LEXINGTON LLC

Witness for Owner:

                                        By: Crown 360 Associates, L.P., Member

                                        By: Crown 360 Corp., General Partner

                                        By: /s/ Davar Rad
                                           -------------------------------------
                                            Davar Rad, President

Witness for Tenant:

     /s/ Donna Bull                     TENANT
-------------------------------         INTRAWARE, INC.

                                        By:
                                           -------------------------------------




                                ACKNOWLEDGEMENTS

CORPORATE OWNER
STATE OF NEW YORK,         SS.:
County of

     On this        day of                 ,19     ,
before me personally came                            ,
to me known, who being by me duly sworn, did depose and say
that he
resides in                                                    ;
that he is the              of
the corporation described in and which executed the foregoing instrument, as OWNER; that he knows the seal of said corporation; the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.


                                           -------------------------------------

INDIVIDUAL OWNER
STATE OF NEW YORK,         SS.:
County of

     On this       day of                ,19    ,
before me personally came
to be known and known to me to be the individual
described in and who, as OWNER, executed the foregoing
instrument and acknowledged to me that                       he
executed the same.


                                           -------------------------------------

CORPORATE TENANT
STATE OF NEW YORK,         SS.:
COUNTY OF

     On this        day of                 ,19     ,
before me personally came                   ,
to me known, who being by me duly sworn, did depose and
say that resides in                                           ;
in that he is the                    of
the corporation described in and which executed the foregoing instrument, as TENANT; that he knows the seal of said corporation; the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

                                           -------------------------------------


INDIVIDUAL TENANT
STATE OF NEW YORK,         SS.:
County of

     On this       day of                ,19
before me personally came
to be known and known to me to be the individual
described in and who, as TENANT, executed the foregoing
instrument and acknowledged to me that                      he
executed the same.

                                           -------------------------------------

                                    GUARANTY

         FOR VALUE RECEIVED, and in consideration for, and as an inducement to Owner making the within lease with Tenant, the undersigned guarantees to Owner, Owner's successors and assigns, the full performance and observance of all the covenants, conditions and agreements, therein provided to be performed and observed by Tenant, including the "Rules and Regulations" as therein provided, without requiring any notice of non-payment, non-performance, or non-observance, or proof, or notice, or demand, whereby to charge the undersigned therefor, all of which the undersigned hereby expressly waives and expressly agrees that the validity of this agreement and the obligations of the guarantor hereunder shall in no way be terminated, affected or impaired by reason of the assertion by Owner against Tenant any of the rights or remedies reserved to Owner pursuant to the provisions of the within lease. The undersigned further covenants and agrees that this guaranty shall remain and continue in full force and effect as to any renewal, modification or extension of this lease and during any period when Tenant is occupying the premises as a "statutory tenant." As a further inducement to Owner to make this lease and in consideration thereof, Owner and the undersigned covenant and agree that in any action or proceeding brought by either Owner or the undersigned against the other on any matters whatsoever arising out of, under, or by virtue of the terms of this lease or of this guarantee that Owner and the undersigned shall and do hereby waive trial by jury.

Dated:                                                 19
     ------------------------------------------------    -----

-----------------------------------------------------
Guarantor

-----------------------------------------------------
Witness

-----------------------------------------------------
Guarantor's Residence

-----------------------------------------------------
Business Address

-----------------------------------------------------
Firm Name

STATE OF NEW YORK          )        ss.:

COUNTY OF                  )

On this           day of            ,19              , before me
personally came________________________________ to me known and known to me to be the individual described in, and who executed the foregoing Guaranty and acknowledged to me that he executed the same.
                                              ------------------------------
                                                       Notary

                             IMPORTANT - PLEASE READ
                      RULES AND REGULATIONS ATTACHED TO AND
                            MADE A PART OF THIS LEASE
                         IN ACCORDANCE WITH ARTICLE 33.

1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress or egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Owner. There shall not be used in any space, or in the public hall of the building either by any Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards. If said premises are situated on the ground floor of the building, Tenant thereof shall further, at Tenant's expense, keep the sidewalk and curb in front of said premises clean and free from ice, snow, dirt and rubbish.

2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

3. No carpet, rug or other article shall be hung or shaken out of any window of the building and no Tenant shall sweep or throw or permit to be swept or thrown from the demised premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the building and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Owner or other occupants of the building by reason of noise, odors, and/or vibrations, or interfere in any way with other Tenants or those having business therein, nor shall any bicycles, vehicles, animals, fish, or birds be kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

4. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Owner.

5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the demised premises or the building or on the inside of the demised premise if the same is visible from the outside of the premises without prior written consent of Owner, except that the name of Tenant may appear on the entrance door of the premises. In the event of the violation of the foregoing by any Tenant, Owner may remove same without any liability, and may charge the expense incurred by such removal to Tenant or Tenants violating this rule. Interior signs on doors and directory tablet shall inscribed, painted or affixed for each Tenant by Owner at the expense of such Tenant, and shall be of a size, color and style acceptable to Owner.

6. No Tenant shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Owner, and as Owner may direct. No Tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or mechanism thereof. Each Tenant must, upon the termination of his Tenancy, restore to Owner all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys, so furnished, such Tenant shall pay to Owner the cost thereof.

8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Owner. Owner reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations of the lease or which these Rules and Regulations are a part.

9. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall cooperate to prevent the same.

10. Owner reserves the right to exclude from the building all persons who do not present a pass to the building signed by Owner. Owner will furnish passes to persons for whom any Tenant requests same in writing. Each Tenant shall be responsible for all persons for whom he requests such pass and shall be liable to Owner for all acts of such persons. Tenant shall not have a claim against Owner by reason of Owner excluding from the building any person who does not present such pass.

11. Owner shall have the right to prohibit any advertising by any Tenant which in Owner's opinion, tends to impair the reputation of the building or its desirability as a building for offices, and upon written notice from Owner, Tenant shall refrain from or discontinue such advertising.

12. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible, explosive, or hazardous fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the demised premises.

13. If the building contains central air conditioning and ventilation, Tenant agrees to keep all windows closed at all times and to abide by all rules and regulations issued by Owner with respect to such services. If Tenant requires air conditioning or ventilation after the usual hours, Tenant shall give notice in writing to the building superintendent prior to 3:00 p.m. in the case of services required on week days, and prior to 3:00 p.m. on the day prior in case of after hours service required on weekends or on holidays. Tenant shall cooperate with Owner in obtaining maximum effectiveness of the cooling system by lowering and closing venetian blinds and/or drapes and curtains when the sun's rays fall directly on the windows of the demised premises.

14. Tenant shall not move any safe, heavy machinery, heavy equipment, bulky matter, or fixtures into or out of the building without Owner's prior written consent. If such safe, machinery, equipment, bulky matter or fixtures requires special handling, all work in connection therewith shall comply with the Administrative Code of the City of New York and all other laws and regulations applicable thereto and shall be done during such hours as Owner may designate.

15. Refuse and Trash. (1) Compliance by Tenant. Tenant covenants and agrees, at its sole cost and expense, to comply with all present and future laws, orders, and regulations of all state, federal municipal, and local governments, departments, commissions and boards regarding the collection, sorting, separation and recycling of waste products, garbage, refuse and trash. Tenant shall sort and separate such waste products, garbage, refuse and trash into such categories as provided by law. Each separately sorted category of waste products, garbage, refuse and trash shall be placed in separate receptacles reasonably approved by Owner. Such separate receptacles may, at Owner's option, be removed from the demised premises in accordance with a collection schedule prescribed by law. Tenant shall remove, or cause to be removed by a contractor acceptable to Owner, at Owner's sole discretion, such items as Owner may expressly designate. (2) Owner's Rights in Event of Noncompliance. Owner has the option to refuse to collect or accept from Tenant waste products, garbage, refuse or trash (a) that is not separated and sorted as required by law or (b) which consists of such items as Owner may expressly designate for Tenant's removal, and to require Tenant to arrange for such collection at Tenant's sole cost and expense, utilizing a contractor satisfactory to Owner. Tenant shall pay all costs, expenses, fines, penalties, or damages that may be imposed on Owner or Tenant by reason of Tenant's failure to comply with the provisions of this Building Rule 15, and, at Tenant's sole cost and expense, shall indemnify, defend and hold Owner harmless (including reasonable legal fees and expenses) from and against any actions, claims and suits arising from such noncompliance, utilizing counsel reasonably satisfactory to Owner.

Address

Premises

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               TO



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                STANDARD FORM OF

                                     OFFICE
                                      LEASE

                     THE REAL ESTATE BOARD OF NEW YORK, INC.
                    -C- Copyright 1994. All rights Reserved.

                        Reproduction in whole or in part
                                   prohibited.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dated October 1999

Rent Per Year $160,000.00


Rent Per Month $13,333.33

Term
From
To

Drawn by          KRISS & FEIT, PC
        ----------------------------
Checked by
          --------------------------
Entered by
          --------------------------
Approved by
           -------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                    ADDITIONAL CLAUSES ATTACHED TO AND FORMING A PART OF LEASE DATED NOVEMBER , 1999 BETWEEN CROWN LEXINGTON LLC, AS LANDLORD, AND INTRAWARE, INC., AS TENANT
                    ------------------------------------------------------------


                  IN THE EVENT OF ANY INCONSISTENCIES BETWEEN THE PROVISIONS OF THIS RIDER AND THE PREPRINTED FORM LEASE TO WHICH IT IS ATTACHED, THE PROVISIONS OF THIS RIDER SHALL CONTROL.

37. DEMISED PREMISES ACCEPTED AS-IS: POSSESSION: Tenant acknowledges that neither Landlord nor Landlord's agent has made any representations or promises with regard to the Demised Premises for the term herein demised. Tenant acknowledges that Tenant has inspected the Demised Premises and agrees to accept same "as is" and that Landlord shall not be obligated to make any repairs, alterations, improvements or additions to prepare said Demised Premises for Tenant's occupancy whatsoever, except that Landlord has agreed to perform Landlord's Work (as such term is hereinafter defined). Landlord represent s and warrants that it shall use reasonable efforts upon delivery to Tenant of the Demised Premises, to conform the Demised Premises with all applicable codes and laws. Any violations that encumber the Demised Premises prior to the Commencement Date (as defined hereinbelow) shall not be the responsibility of Tenant.

38. USE:

                  (A) Subject to and in accordance with the roles, regulations, laws, ordinances, statutory limitations and requirements of all governmental authorities and the fire insurance rating organization and board of fire underwriters and any similar bodies having jurisdiction thereof, Tenant covenants and agrees that it shall use the Demised Premises solely for general and executive offices, and for no other purpose.

                  (B) Tenant agrees that (i) Landlord shall have the right to prohibit the continued use by Tenant of any method of operation, advertising or interior display which shall be in violation of the use permitted herein. Tenant will not encumber or obstruct or permit to be encumbered or obstructed any hallway, service elevator, stairway or passageway in the Building.

                  (C) Tenant acknowledges that the Demised Premises are located in a first-class commercial building, that the provisions of this Article 38 are a material inducement to the Landlord for the execution of this Lease and that a default by Tenant hereunder shall be deemed a material default by Tenant hereunder shall be deemed a material default entitling Landlord to exercise any or all of the remedies provided in this Lease.

39. RENTAL: The payments reserved under this Lease for the term hereof shall be and consist of the aggregate of:

                  (A) "Minimum Rent" during the term of the Lease shall be as follows:

                  Lease Year      Annual Rental       Monthly Rental
                  ----------      -------------       --------------
                  1-5             $160,000.00         $ 13,333.33


                  The first "Lease Year" of this Lease shall commence the commencement date of this Lease (the "Commencement Date"),which shall be the date on which the Landlord delivers possession of the Demised Premises to Tenant with Landlord's Work substantially complete, and shall end with the expiration of the next succeeding twelve (12) months, plus the number of days, if any, required to have the period end at the expiration of the calendar month, and each succeeding "Lease Year" shall run concurrently with each succeeding period of twelve (12) calendar months.

                  Landlord agrees to use commercially reasonable efforts to deliver possession of the Demised Premises to Tenant by March 1, 2000 (the "Delivery Date"), but Landlord shall not be liable or responsible for any claims, damages or liabilities by reason of any delay in delivery of possession of the Demised Premises to Tenant, nor shall the obligations of Tenant hereunder be affected. Provided, however, that if Landlord is unable to deliver possession of the Demised Premises to Tenant by the Delivery Date, then in such event Tenant shall have the right to cancel this Lease upon delivering a ten (10) written notice to Landlord given by certified mail, return receipt requested (the "Notice of Cancellation") unless the Delivery Date shall occur within such 10-day period, in which case the Notice of Cancellation shall be deemed withdrawn, null and void and of no force and effect. If the Delivery Date does not occur within such 10-day period, the Lease shall be terminated and the parties shall have no further rights and obligations under the Lease. Notwithstanding anything to the contrary contained herein, the parties agree that Tenant's right to cancel as aforesaid shall only be effective on the condition that this Lease was executed and delivered by Tenant to Landlord (together with the payment by Tenant to Landlord of the Minimum Rent and Security Deposit required hereunder) on or prior to December 1, 1999.

                  Tenant shall, within five (5) days of written request made by Landlord to Tenant, execute the certificate annexed hereto as Exhibit "C" certifying the exact date of substantial completion by Landlord of Landlord's Work in the Demised Premises (the "Landlord's Work Certificate") and such date shall be deemed conclusive for purposes of this Article. The failure by Tenant to so execute the Landlord's Work Certificate in good faith by the date so specified above shall constitute a material default by Tenant under this Lease.

                  Tenant's obligation to pay Minimum Rent shall commence thirty
(30) calendar days after the Commencement Date (the "Rent Commencement Date").

                  The expiration date of this Lease and the end of the term of this Lease shall be five (5) years following the last day of the month in which the day next preceding the Rein Commencement Date occurs (the "Expiration Date").

                  Minimum Rent shall be payable in advance, on the first (1st) day of each calendar month.

                  (B) "Additional Rein", consisting of all such other sums of money as shall become due from and payable by Tenant to Landlord or any other party hereunder (for default in payment of which Landlord shall have the same remedies as a default in payment of Minimum Rent).

                  (C) The obligation of Tenant to pay all sums of Additional Rent (including, without limitation, Electricity charges as are described in Article 41 of this Lease) to Landlord or others shall commence on the Commencement Date of the Lease and there shall be no abatement whatsoever of the obligation of Tenant to pay all sums of Additional Rent during any period or part of any Lease Year during the term of the Lease.

40. TENANT'S INSTALLATIONS: Except for that certain work which Landlord has agreed to perform in the Demised Premises as expressly described in Exhibit "B" annexed hereto and made a part hereof (collectively, the "Landlord's Work"), all other work necessary or desirable to make the Demised Premises suitable for Tenant's use and occupancy shall be performed by Tenant at Tenant's own cost and expense (hereinafter called "Tenant's Work"). Tenant's Work to be performed by Tenant in the Demised Premises shall be subject to the following conditions:

                  (A) Tenant shall comply with all of the laws, orders, roles and regulations of all governmental authorities, and of the fire insurance rating organization having jurisdiction thereof, and the local board of fire underwriters, or any similar body, and Tenant shall procure and pay for, so far as the same may be required, all governmental permits and authorizations;

                  (B) Prior to commencing Tenant's Work, all plans and specifications therefor shall be submitted to Landlord for Landlord's prior written approval said approval not to be unreasonably withheld as to nonstructural work and shall be granted or denied within fifteen (15) business days after submission of all final plans and drawings to Landlord;

                  (C) Tenant's Work shall be prosecuted (i) with reasonable dispatch, (ii) in accordance with the plans and specifications submitted to, and approved in writing by, Landlord pursuant to subparagraph (B) hereof and (iii) only with the use of new materials and supplies of quality equal to or greater than used by Landlord;

                  (D) Tenant shall make all necessary payments required so that the Demised Premises and Building shall upon completion of Tenant's Work be free of liens for labor and materials supplied in connection with Tenant's Work;

                  (E) Prior to commencing Tenant's Work, Tenant shall at its own cost and expense deliver to Landlord an endorsement of its policy of comprehensive general liability insurance referred to in Article 46 of this Lease, covering the risk during the course of performance of Tenant's Work, together with proof of payment of such endorsement, which policy as endorsed shall protect Landlord in the same amounts against any claims or liability arising out of Tenant's Work, and Tenant or Tenant's contractors shall obtain workmen's compensation insurance to cover all persons engaged in Tenant's Work;

                  (F) Tenant guarantees to Landlord that Tenant's Work shall be promptly completed and paid for, and upon completion the Demised Premises and the Building shall be free and clear of all liens, encumbrances, chattel mortgages, conditional bills of sale and other charges, and Tenant's Work shall be substantially completed in accordance with the plans and specifications approved by Landlord; and

                  (G) Notwithstanding anything herein contained to the contrary, Tenant shall make all repairs to the Demised Premises necessitated by Tenant's Work permitted hereunder, and shall keep and maintain in good order and condition all of the installations in connection with Tenant's Work, and shall make all necessary replacements thereto.

                  (H) All of Tenant's Work shall be done in such a manner so as not to materially interfere with, delay, or impose any additional expense upon Landlord in the maintenance or operation of the Building. In no event shall Landlord be required to consent to any of Tenant's Work which would physically affect any part of the Building outside of the Demised Premises or would, in Landlord's sole judgment, adversely affect the proper functioning of any of the mechanical, electrical, sanitary or other systems of the Building. The approval by Landlord of any of Tenant's plans and specifications shall not constitute an assumption of any liability on the part of the Landlord for their accuracy or their conformity which applicable law, and Tenant shall be solely responsible therefor. Approval by Landlord of any Tenant's plans and specifications shall not constitute a waiver by Landlord of the right to thereafter require Tenant to amend same to provide for omissions therein later discovered by Landlord.

41. ELECTRICITY:

                  (A) For so long as Tenant shall not be in default hereunder beyond the expiration of applicable notice and cure periods expressly set forth in the Lease, Landlord will provide electricity to Tenant on a "rent inclusion" basis. The Minimum Rent set forth in Article 39 does not presently include any charges for electricity usage. The Minimum Rent regularly paid by Tenant in
Article 39 of this Lease is herein increased by the sum of $2.75 per rentable square foot of the Demised Premises ($11,000.00 per annum payable monthly, commencing on the Commencement Date, on the first day of every month during the term of this Lease at the rate of $916.67 per month) as the cost for Tenant's usage of electricity. The $2.75 per square foot rate is the estimate of providing Tenant with electricity to service the needs of a office tenant utilizing equipment as set forth in Article 41 (B) hereof. Landlord shall have the right to conduct a survey of Tenants actual electrical usage and increase the electric charge if the survey indicates the Tenant's usage of electricity exceeds the cost so $2.75 per square foot.

                  (B) Landlord shall not in any way be liable or responsible to Tenant for any loss or damage or expense which Tenant may sustain or incur if either the quantity or character of electric service is changed or is no longer available or suitable for Tenant's requirements. Tenant's use of electric current in the Demised Premises shall not at any time exceed the capacity of any of the electrical conductors and facilities in or otherwise serving the Demised Premises. In order to insure that such capacity is not exceeded and to avert any possible adverse effect upon the Building's electric service, Tenant shall not, without Landlord's prior written consent in each instance, connect any fixtures, appliances or equipment (other than a reasonable number of table or floor lamps, typewriters, word processors, small computers, photocopy machines and similar small office machines using comparable electric current) to the Building's electric distribution system nor make any alteration or addition to the electric system of the Demised Premises. Should Landlord grant such consent, all additional risers or other equipment required therefor shall be provided by Landlord upon notice to Tenant, and all costs and expenses in connection therewith, including, without limitation, those for filing and supervision, shall be paid by Tenant. As a condition to granting such consent, Landlord may require Tenant to agree to an increase in the Additional Rent by an amount which will reflect the value to Tenant of the additional service to be furnished by Landlord, to wit: the potential additional electrical current to be made available to Tenant based upon the estimated initial total capacity of such additional risers or other equipment. If Landlord and Tenant cannot agree on the amount of such Additional Rent increase, the same shall be determined by a reputable electrical consultant, to be selected by Landlord and paid equally by both parties. The parties shall then execute an agreement prepared by Landlord amending this Lease and setting forth the new Additional Rent resulting from such increases and confirming the effective date thereof, but such increase shall be effective from such date even if such agreement is not executed.

                  (C) If Tenant shall default under this Lease beyond any applicable notice and cure period, Landlord reserves the right, in addition to any other remedies available under this Lease or at law, to cease providing electricity to the Demised premises until such default shall be cured.

42. TAX ESCALATION:

                  (A) As used in this Lease:

                           (i) "Taxes" shall mean the real estate taxes and
assessments and special assessments imposed upon the Building and/or the land on which the Building is situated by any governmental bodies or authorities (the "Land") excluding income taxes to Landlord. If at any time during the term of this Lease the methods of taxation prevailing at the commencement of the term hereof shall be altered so that in lieu of, or as an addition to or as a substitute for the whole or any part of the taxes, assessments, levies, impositions or charges now levied, assessed or imposed on real estate and the improvements thereof, there shall be levied, assessed and imposed (a) a tax, assessment, levy or otherwise on the rents received therefrom, or (b) a license fee measured by the rent payable by Tenant to Landlord, or (c) any other such additional or substitute tax, assessment, levy, imposition or charge, then all such taxes, assessments, levies, impositions or charges or the part thereof so measured or based shall be deemed to be included within the term "Taxes" for the purpose hereof.

                           (ii) "Base Tax" shall mean Taxes, as finally
determined, calculated of the average of the fiscal years of (i) July 1, 1999 through June 30, 2000 and (ii) July 1, 2000 through June 30, 2001.

                           (iii) "Tax Year" shall mean the fiscal year
commencing on July 1 and ending on June 30 (or such other period as hereinafter may be duly adopted by the City of New York as its Fiscal Year for real estate tax purposes).

                           (iv) "Tenant's Share" shall be one and fifty-six
hundredths percent (1.56 %).

                  (B) (i) If the Taxes for any Tax Year shall be more than the Base Tax, Tenant shall pay as Additional Rent for such Tax Year an amount equal to Tenant's Share of the amount by which the Taxes for such Tax Year are greater than the Base Tax (the amount payable by Tenant is hereinafter called the "Tax Payment"). The Tax Payment shall be prorated, if necessary, to correspond with that portion of a Tax Year occurring within the term of this Lease. At Landlord's sole option, the Tax Payment shall either (1) be payable by Tenant within thirty (30) days after receipt of a written demand from Landlord therefor or (2) shall be payable by Tenant to Landlord in equal monthly installments on the first day of each month in an amount as reasonably estimated by the Landlord, and shall in any event be adjusted from time to time with such adjusted amount being remitted by Tenant to Landlord upon Landlord's written demand therefor.

                           (ii) In the event the Base Tax is reduced as a result
of an appropriate proceeding, Landlord shall have the right to adjust the amount of Tax Payment due from Tenant for any Tax Year in which Tenant is or was obligated to pay a Tax Payment hereunder, and Tenant agrees to pay the amount of said adjustment on the next rental installment day immediately following receipt of a rent statement from Landlord setting forth the amount of said adjustment. The parties acknowledge that in no event shall the Minimum Rent ever be reduced as a result of a tax certiorari proceeding or as a result of any reduction in Taxes or Base Taxes. However, if the Base Tax is reduced at any time during the term of the Lease, Landlord will adjust the amount payable by Tenant in proportion to said reduction.

                  (C) Only Landlord shall be eligible to institute tax reduction or other proceedings to reduce the assessed valuation of the Land and the Building. Should Landlord be successful in any such reduction proceedings and obtain a rebate for periods during which Tenant has paid its share of increases, Landlord shall after deducting its actual out of pocket expenses, including reasonable attorneys' fees and disbursements in connection therewith, return Tenant's Share of such rebate to Tenant.

                  (D) With respect to any period at the expiration of the term of this Lease which shall constitute a partial tax year, Landlord's statement shall apportion the amount of the Additional Rent due hereunder. The obligation of Tenant in respect to such Additional Rent applicable for the last year of the term of this Lease or part thereof shall survive the expiration of the term of this Lease.

43. EXPENSE ESCALATION:

                  (A) As used in this Lease:

                           (i) "Wage Rate" shall mean the minimum regular hourly
rate of wages including, without limitation, adjustments of every kind, but specifically excluding fringe benefits, in effect as of January 1st (of each year (whether paid by Landlord or any contractor employed by Landlord) computed as paid over a forty hour week to Porters in Class A office buildings pursuant to an Agreement between The Realty Advisory Board on Labor Relations, Incorporated, or any successor thereto, and Local 32B of the Building Service Employees International Union, AFL-CIO, or any successor thereto; and provided, however, that if there is no such agreement in effect prescribing a wage rate for Porters, computations and payments shall thereupon be made upon the basis of the regular hourly wage rate actually payable to Porters by Landlord or by Landlord's service contractors over a forty hour week, in effect as of January 1st of each year, and provided, however, that if in any year during the term the regular employment of Porters shall occur on days or during hours which overtime or other premium pay rates are in effect pursuant to such Agreement, then the term "hourly rate of wages" as used herein shall be deemed to mean the average hourly rate for the hours in a calendar week during which Porters are regularly employed (e.g., if pursuant to an agreement between Realty Advisory Board and the Local the regular employment of Porters for forty hours during a calendar week is at a regular hourly wage rate of $3.00 for the first thirty hours, and premium or overtime hourly wage rate of $4.50 for the remaining ten hours, then the hourly rate of wages under this Article during such period shall be the total weekly rate of $135.00 divided by the total number of regular hours of employment, forty or $3.375).

                           (ii) "Base Wage Rate" shall mean the Wage Rate in
effect for calendar year 2000.

                           (iii) The term "Porters" shall mean that
classification of non-supervisory employees employed in and about the Building who devote a major portion of their time to general cleaning, maintenance and miscellaneous services essentially of a non-technical and non-mechanical nature and are the type of employees who are presently included in the classification of "Class A-Others" in the Commercial Building Agreement between the Realty Advisory Board and Local 32B.

                           (iv) "Multiplication Factor" shall mean the product
obtained by multiplying the area of the premises (which the parties have agreed shall be 4,000 square feet for the purposes of this Article) by one (1).

                  (B) If the Wage Rate for any calendar year during the Term shall be increased above the Base Wage Rate, then Tenant shall pay, as additional rent, an amount (the "Wage Increase Charge") equal to the product obtained by multiplying the Multiplication Factor by the number of cents (including any fraction of a cent) by which the Wage Rate is greater than the Base Wage Rate, such payment to be made in equal monthly installments commencing with the first monthly installments of fixed rent falling due on or after the effective date of such increase in Wage Rate (payable retroactive from said effective date) and continuing thereafter until a new adjustment shall have become effective in accordance with the provisions of this Article. Landlord shall give Tenant notice of each change in Wage Rate that will be effective to create or change Tenant's obligation to pay the Wage Increase Charge pursuant to the provisions of this Article, which notice shall contain Landlord's calculation of the Wage Increase Charge payable resulting from such increase in Wage Rate. The Wage Increase Charge shall be prorated, if necessary, to correspond with that portion of a calendar year occurring within the Term. Such notice shall be served in accordance with the terms of this Lease and shall be accompanied by such information which shall be reasonable necessary for Tenant to evaluate the accuracy thereof.

                  (C) Every notice given by Landlord pursuant to Paragraph B of this Article shall be conclusive and binding upon Tenant unless (i) within thirty (30) days after the receipt of such notice, Tenant shall notify Landlord that it disputes the correctness of the notice, specifying the particular respects in which the notice is claimed to be incorrect and (ii) if such dispute shall not have been settled by agreement, shall submit the dispute to arbitration, within ninety (90) days after receipt of the notice. Pending the determination of such dispute, Tenant shall pay the Wage Increase Charge in accordance with Landlord's notice without prejudice to Tenant's position of such dispute. In the event such dispute shall be determined in Tenant's favor, Landlord shall, on demand, pay Tenant the amount so overpaid by Tenant.

                  (D) The "Wage Rate" is intended to be a substitute comparative index of economic costs and inflationary pressures and does not necessarily reflect the actual costs of Wages or other expenses of operating the Building. The Wage Rate shall be used whether or not the building is a Class A office building, whether or not porters are employed in the building and without regard to whether such employees or members of the union referred to in Paragraph A of this Article.

44. WAIVER OF SUBROGATION: Each party hereby releases the other party (which term as used in this Article includes the employees, agents, officers and directors of the other party) from all liability, whether for negligence or otherwise, in connection with loss covered by any fire and/or extended coverage insurance policies, which the releasor carries with respect to the Demised Premises, or any interest or property therein or thereon (whether or not such insurance is required to be carried under this lease), but only to the extent that such loss is collected under said fire and/or extended coverage insurance policies. Such release is also conditioned upon the inclusion in the policy or policies of a provision whereby any such release shall not adversely affect said policies, or prejudice any right of the releasor to recover thereunder. Each party agrees that its insurance policies aforesaid will include such a provision so long as the same shall be obtainable without extra cost, or if extra cost shall be charged therefor, so long as the party for whose benefit the clause or endorsement is obtained shall pay such extra cost. If extra cost shall be chargeable therefor, each party shall advise the other thereof of the amount of the extra cost, and the other party at its election, may pay the same, but shall not be obligated to do so.

45. COMPLIANCE WITH LAWS: Supplementing the provisions of Article 6 hereof, Tenant shall give prompt notice to Landlord of any notice it receives of the violation of any law or requirement of any public authority with respect to the Demised Premises or the use or occupation thereof. Tenant shall promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards or any direction of any public officer pursuant to law and all orders, roles and regulations of the New York Board of Fire Underwriters or any similar body arising out of Tenant's use of the Demised Premises which shall impose any violation, order or duty upon Landlord or Tenant with respect to Tenant's use or manner of use of the Demised Premises (in which event Tenant shall effect such compliance at its sole cost and expense) or the Building (in which event, notwithstanding anything herein to the contrary, Landlord shall effect such compliance but Tenant shall promptly pay to Landlord Tenant's Share, as defined in Paragraph 42(A) (iv), of the cost thereof).

46. INDEMNITY-LIABILITY INSURANCE:

                  (A) Tenant covenants and agrees to indemnify and save Landlord harmless from and against any and all claims arising during the term of this lease for damages or injuries to goods, wares, merchandise and property and/or for any personal injury or loss of life in, upon or about the Demised Premises or on the sidewalks adjoining the Demised Premises, except such claims as may be the result of the negligence of Landlord, its agents, employees or contractors.

                  (B) Tenant further covenants and agrees to indemnify Landlord against the cost of any increase in Landlord's insurance rates resulting from Tenant's use of the Demised Premises. Tenant shall reimburse Landlord for any such increase within fifteen (15) days after Landlord bills Tenant therefor.

                  (C) Tenant covenants to provide on or before the commencement of the term hereof and to keep in force during the term hereof for the benefit of Landlord and Tenant a comprehensive policy of liability insurance protecting Landlord and Tenant against any liability whatsoever occasioned by accident on or about the Demised Premises or any appurtenances thereto. Such policy is to be written by good and solvent insurance companies satisfactory to Landlord, and the amounts of liability thereunder shall not be less than the amount of $2,000,000 in respect of any one person, in the amount of $5,000,000 in respect of any one accident, and in the amount of $2,000,000.00 in respect of property damage. Prior to the time such insurance is first required to be carried by Tenant, and thereafter at least fifteen (15) days prior to the expiration of any such policy, Tenant agrees to deliver to Landlord either a duplicate original of the aforesaid policy or a certificate evidencing such insurance, provided said certificate contains an endorsement that such insurance may not be canceled or modified except upon ten (10) days written notice to Landlord, together with evidence of payment for the policy. Tenant's failure to provide and keep in force the aforementioned insurance shall be regarded as a material default hereunder, entitling Landlord to exercise any or all of the remedies as provided in this Lease in the event of Tenant's default. Landlord covenants that it shall carry commercially reasonable insurance during the term of the Lease.

47.      ASSIGNMENT, SUBLETTING, MORTGAGING:

                  (A) Subject to the provisions of Section 47 (B)(vii), Tenant will not by operation of law or otherwise, assign, mortgage or encumber this Lease, nor sublet or permit the Demised Premises or any part thereof to be used by others, without Landlord's prior express written consent in each instance. Any transfer, by operation of law or otherwise, of Tenant's interest in this Lease (in whole or in part) or of a fifty (50%) percent or greater interest in Tenant (whether stock, partnership interest or otherwise) shall be deemed an assignment of this Lease within the meaning of this Article. (The issuance of shares of stock to other than the existing shareholders shall be deemed to be a transfer of such stock for the purposes of this Article.) If there has been a previous transfer of less than a fifty (50%) percent interest, in Tenant during the term of this Lease, any other transfer of an interest in Tenant which would then result in an aggregate transfer of greater than a fifty (50%) percent interest in Tenant shall be deemed an assignment of Tenant's interest in this Lease within the meaning of this Article.

                  (B) (i) In the event that Tenant shall at any time or times during the term of this Lease desire to assign this Lease or sublet all or any part of the Demised Premises, Tenant shall give notice (the "Assignment/Sublet Notice") thereof to Landlord, which notice shall be accompanied by (a) at Tenant's option, either a conformed or photostatic copy of the proposed assignment or sublease agreement (provided, however that such proposed assignment or sublease agreement need not be in executed form if accompanied by a writing signed by Tenant and the proposed assignee or sublessee indicating their intent to enter into the proposed assignment or sublease upon Landlord consenting thereto), or a copy of a letter of intent (the "Letter of Intent") executed by or on behalf of Tenant and the proposed assignee or subtenant setting forth the material business terms of the proposed assignment or sublease; in either event, the effective or commencement date of which shall be at least twenty (20) days after the giving of such notice, (b) a statement setting forth in reasonable detail the identity of the proposed assignee or subtenant, the nature of its business and its proposed use of the Demised Premises, (c) current financial information with respect to the proposed assignee or subtenant, including, without limitation, its most recent financial report or statement (if same exists, and if not, the equivalent information in a form reasonably satisfactory to Landlord), and (d) such other information as Landlord may reasonably request. Such notice shall be deemed an offer from Tenant to Landlord whereby Landlord (or Landlord's designee) may, at its option:
(i) terminate this Lease (if the proposed transaction is an assignment or sublease of all or substantially all of the Demised Premises), or (ii) terminate this Lease with respect to the space covered by the proposed sublease (if the proposed transaction is a sublease of part of the Demised Premises for all or substantially all of the remainder of the term of this Lease, i.e., the term of which expires during the final eighteen (18) months prior to the Expiration
Date). For purposes of this paragraph, "substantially all of the Demised Premises" shall mean more than seventy (70%) percent thereof. Said options may be exercised by Landlord by notice to Tenant at any time within twenty (20) days after Landlord's receipt of the Assignment/Sublet Notice, together with all other documentation and information required pursuant to this paragraph to be given by Tenant to Landlord ("Recapture Period"); and during such Recapture Period Tenant shall not assign this Lease or sublet such space to any person. Following the expiration of the Recapture Period, Tenant shall have one hundred twenty (120) days to submit to Landlord Tenant's written request for Landlord's consent to a proposed assignment or sublease on the same terms and conditions as were contained in the proposed assignment or sublease or the Letter of Intent, which was previously submitted to Landlord pursuant to this Section, whichever is applicable. In the event that Tenant fails to submit such written request for Landlord's consent as set forth in the preceding sentence within such 120 day period, then in connection for with any request for Landlord's consent to such proposed assignment of this Lease or proposed subletting of the Demised Premises or any portion thereof submitted after such 120 day period, Tenant will be required to comply with all of the requirements of this paragraph and Landlord shall have all the options under this paragraph.

                  (ii) If Landlord exercises its option to terminate this Lease in the event that Tenant desires either to assign this Lease or to sublet all or substantially all of the Demised Premises, then this Lease shall end and expire upon the date that such assignment or subletting was to be effective or to commence, as the case may be, and the Minimum Rent and Additional Rent shall be paid and apportioned to such date. If Landlord exercises its option to terminate this Lease as to a portion of the Demised Premises in the event that Tenant desires to sublet a portion of the Demised Premises, then this Lease, with respect to the portion of the Demised Premises affected by such subletting, shall end and expire upon the date that such subletting was to commence, the Minimum Rent payable hereunder and the Additional Rent payable pursuant to this Lease hereof shall be adjusted in proportion to the portion of the Demised Premises affected by such termination and Tenant shall reimburse Landlord as Additional Rent hereunder for the cost of erecting such demising walls as are necessary to separate the Terminated portion of the Demised Premises from the remainder of the Demised Premises and to provide access thereto within ten (10) days after demand therefor.

                  (iii) In the event that Tenant complies with the provisions of this subparagraph of this Article and Landlord does not exercise an option provided to it thereunder within the time provided therefor, and provided that Tenant is not in default of any of Tenant's obligations under this Lease beyond the expiration of applicable notice and cure periods expressly set forth in this Lease, Landlord's consent (which must be in writing and in form reasonably satisfactory to Landlord) to the proposed assignment of this Lease or subletting of a portion or all of the Demised Premises shall not be unreasonably withheld or delayed (and shall be given or denied within a reasonable time not to exceed thirty (30) days after Landlord has been provided with all information or documentation which it deems necessary in order to make its decision), provided the following conditions have been satisfied:

                  (1) in Landlord's reasonable judgment, the proposed assignee or subtenant is engaged in such a business, and the Demised Premises will be used in such a manner, that: (x) is limited to the use expressly permitted under this Lease; and (y) will not violate any negative covenant as to use contained in any other Lease of space in the Building about which Tenant has been informed following its request to Landlord for such information;

                  (2) the proposed assignee or subtenant (and proposed guarantor(s) of the Lease, who shall execute a guaranty of this Lease in the form required by the Landlord) has sufficient financial worth considering the responsibility involved, and Landlord has been furnished with reasonable proof thereof. As a condition to granting its consent to any proposed assignment or subletting, Landlord must receive executed, notarized guaranties of Lease (in substantially the form required by the Landlord) from guarantor(s) of the Lease who control the proposed assignee or subtenant and own the majority of its stock and/or other ownership interests;

                  (3) the proposed assignee or sublessee is not then an occupant of any part of the Building unless there is no vacant, similar space available at that time for leasing in the Building and further, unless no existing tenant or occupant of the Building will be vacating other space in the Building as a result of the proposed assignment or sublet;

                  (4) the proposed assignee or sublessee is not a person with whom Landlord is then, or shall have been during the previous twelve (12) month period, negotiating to lease space in the Building unless there is no vacant, similar space available at that time for leasing in the Building;

                  (5) Tenant shall have submitted to Landlord a fully executed counterpart of the proposed assignment or the proposed sublease, as the case may be, and the form of the same shall be reasonably satisfactory to Landlord and shall comply with the applicable provisions of this Article;

                  (6) the amount of aggregate rent to be paid by the proposed subtenant is not less than the then commercially reasonable rent per rentable square foot for a sublease of the Demised Premises unless there is no vacant, similar space available at that time for leasing in the Building and the other terms and conditions of the sublease are the same as those contained in the proposed sublease furnished to Landlord pursuant to paragraph (b) of this Article;

                  (7) Tenant shall reimburse Landlord on demand for any actual out of pocket costs that may be incurred by Landlord in connection with said agreement or sublease, including the costs of making investigations as to the acceptability of the proposed assignee or subtenant and legal costs incurred in connection with the granting of any requested consent;

                  (8) Tenant shall not have (a) advertised or publicized in any way the availability of the Demised Premises without prior notice to, and approval by, Landlord, which approval Landlord agrees not to unreasonably withhold, nor shall any advertisement state the name (as distinguished from the address) of the Building, or (b) listed the Demised Premises for subletting or assignment, with a broker, agent or representative or otherwise, at a proposed rental less than the Minimum Rent and Additional Rent at which Landlord is then offering to Lease other space in the Building;

                  (9) the sublease shall not provide for an option on behalf of the subtenant thereunder to extend or renew the term of such sublease and shall also not grant to subtenant any space option or other option set forth in this Lease (which option(s) is (are) only granted to the original Tenant hereunder);

                  (10) such subletting shall not result in there being more than three (3) occupants of the Demised Premises, including Tenant.

                  (iv) Each subletting pursuant to this Article shall be subject to all of the covenants, agreements, terms, provisions and conditions contained in this Lease. Notwithstanding any such subletting and/or acceptance of Minimum Rent or Additional Rent by Landlord from any subtenant, Tenant shall and will remain fully liable for the payment of the Minimum Rent and Additional Rent due, and to become due, hereunder, for the performance of all of the covenants, agreements, terms, provisions and conditions contained in this Lease on the part of Tenant to be performed and for all acts and omissions of any licensee, subtenant, or any other person claiming under or through any subtenant that shall be in violation of any of the obligations of this Lease, and any such violation shall be deemed to be a violation by Tenant. Tenant further agrees that, notwithstanding any such subletting, no other and further subletting of the Demised Premises by Tenant, or any person claiming through or under Tenant shall, or will be, made, except upon compliance with, and subject to, the provisions of this Article.

                  (v) Any assignment or transfer shall be made only if, and shall not be effective until, the assignee shall execute, acknowledge and deliver to Landlord an agreement, in form and substance reasonably satisfactory to Landlord, whereby the assignee shall assume all of the obligations of this Lease on the part of Tenant to be performed or observed and whereby the assignee shall agree that the provisions contained in paragraph (a) shall, notwithstanding such assignment or transfer, continue to be binding upon it in respect of all future assignments and transfers.

                  (vi) If Landlord shall give its consent to any assignment of this Lease or to any sublease, Tenant shall, in consideration therefor, pay to Landlord, as Additional Rent:

                    (a) in the case of an assignment, an amount equal to fifty (50%) percent of all sums and other consideration payable to Tenant by the assignee for, or by reason of, such assignment; and

                    (b) in the case of a sublease, fifty (50%) percent, after payment of costs, of any rents, additional charges, or other consideration payable under the sublease by the subtenant to Tenant that are in excess of the Minimum Rent and Additional Rent accruing during the term of the sublease in respect of the subleased space (at the rate per square foot payable by Tenant hereunder) pursuant to the terms hereof, including, without limitation, all sums paid for the sale or rental of tenant's fixtures, leasehold improvements, equipment, furniture or other personal property.

                  The sums payable under this paragraph (vi) shall be paid to Landlord as and when payable by the subtenant to Tenant.

                  (vii) If Tenant (or any subtenant) is a corporation, the provisions of subparagraph (A) of this Article shall apply to a transfer (however accomplished, whether in a single transaction or in a series of related or unrelated transactions) of stock (or any other mechanism such as, by way of example, the issuance of additional stock, a stock voting agreement or change in class(es) of stock) which results in a change of control of Tenant (or such subtenant) as if such transfer of stock (or other mechanism) which results in a change of control of Tenant (or such subtenant) were an assignment of this Lease, and if Tenant (or such subtenant) is a partnership, limited liability company or joint venture, said provisions shall apply with respect to a transfer (by one or more transfers) of an interest in the distributions of profits and losses of such partnership, joint venture or limited liability company (or other mechanism, such as, by way of example, the creation of additional general partnership or limited partnership interests or limited liability company interests) which results in a change of control of such partnership or joint venture or limited liability company, as if such transfer of an interest in the distributions of profits and losses of such partnership or joint venture or limited liability company which results in a change of control of such partnership or joint venture or limited liability company were an assignment of this Lease; but the provisions of subparagraph (A) of this Article hereof shall not apply to transactions with (u) a corporation into or with which Tenant is merged or consolidated, (v) a corporation, partnership or other entity to which substantially all of Tenant's assets and stock are transferred, (w) any corporation which controls or is controlled by Tenant or is under common control with Tenant, (x) any person, persons, entity or entities to whom a controlling block of Tenant's stock is transferred, (y) an existing shareholder or shareholders, or (z) a trust established by or for the benefit of existing shareholder or shareholders, provided that the Tenant hereunder immediately after such a transfer has a net worth computed in accordance with generally accepted accounting principles at least equal to the "Minimum Net

Worth" (as defined below), (ii) proof reasonably satisfactory to Landlord of such net worth shall have been delivered to Landlord at least ten (10) days prior to the effective date of any such transaction, (iii) in the event that the Tenant hereunder immediately after such transfer is other than the Tenant herein named, a duplicate original instrument of assignment in form and substance reasonably satisfactory to Landlord, duly executed by Tenant and executed, notarized guaranties of this Lease (in the form of the guaranty of Lease required by Landlord) from guarantors of this Lease who control the proposed assignee or subtenant and own the majority of its stock and/or other ownership interests, shall have been delivered to Landlord at least ten (10) days prior to the effective date of any such transaction, (iv) in the event that the Tenant hereunder immediately after such transfer is other than the Tenant herein named (a "New Tenant"), an instrument in form and substance reasonably satisfactory to Landlord, duly executed by such New Tenant, in which such New Tenant assumes (as of and from the Commencement Date) observance and performance of, and agrees to be personally bound by, all of the terms, covenants and conditions of this Lease on Tenant's part to be performed and observed shall have been delivered to Landlord at least ten (10) days prior to the effective date of any such transaction, and (v) such merger, consolidation or transfer shall be for a good business purpose with a view toward continuing Tenant's business as an on-going concern and not principally for the propose of transferring this Lease. For purposes of this subparagraph (vii), the term "control" shall mean, in the case of a corporation, ownership or voting control, directly or indirectly, of more than fifty percent (50%) of all the voting stock, and in case of a joint venture or partnership or similar entity, ownership, directly or indirectly, of more than fifty percent (50%) of all the general or other partnership (or similar) interests therein. Any agreement pursuant to which (x) Tenant is relieved from the obligation to pay all or a part of Minimum Rent or Additional Rent under this Lease, and (y) a third party undertakes or is granted any right to assign or attempt to assign this Lease or sublet or attempt to sublet all or any portion of the Demised Premises, shall be deemed an assignment of this Lease and subject to the provisions of this Article, including, without limitation, subparagraph (A) hereof. For purposes of this subparagraph, the term "Minimum Net Worth" shall mean the Tenant's net worth as of the date hereof. Notwithstanding anything to the contrary contained herein, the transfer of stock to any family member or members of the shareholders of Tenant who as of the date hereof own a minimum of fifty-one (51%) percent of the outstanding shares of Tenant (the "Major Shareholders"), or to any trust established for the benefit of one or more of the family members of the Major Shareholders shall not in any event be treated as an assignment of thins Lease and Landlord's consent shall not be required therefor. Notwithstanding anything to the contrary contained in this Lease, the transfer of outstanding capital stock or other listed equal./interests, or the purchase of outstanding capital stock or other listed equity interests, or the purchase of equity interests issued in an initial public offering of stock, through the "over-the-counter" market or any recognized national or international securities exchange shall not constitute an assignment or transfer for purposes of this Lease.

                  (C) Subject to the provisions of Section 47 (B)(vii), each permitted assignee shall assume and bE deemed to have assumed this Lease and shall be and remain liable jointly and severally with Tenant for the payment of the Minimum Rent and Additional Rent and for the due performance of all the terms, covenants, conditions and agreements herein contained on Tenant's part to be performed for the term of this Lease and any renewals and modifications hereof. No assignment shall be binding on Landlord unless, as hereinbefore provided, such assignee or Tenant shall deliver to Landlord a duplicate original of the instrument of assignment which contains a covenant of assumption by the assignee of all of the obligations aforesaid and shall obtain from Landlord the aforesaid written consent prior thereto. Any assignment, sublease or agreement permitting the use and occupancy of the premises to which Landlord shall not have expressly consented in writing shall be deemed null and void and of no force or effect.

                  (D) Tenant agrees that notwithstanding any subletting or assignment permitted by Landlord, no other and further subletting of the Demised Premises by Tenant or any person or entity claiming through or under Tenant shall or will be made except upon compliance with and subject to the provisions of this Article.

48. TENANT'S CERTIFICATE: Tenant shall, without charge at any time and from time to time, within ten (10) days after request by Landlord, certify by written instrument, duly executed, acknowledged and delivered and given with the express knowledge that any party may rely on the information set forth in said instrument, to any mortgagee, assignee of any mortgage or to any purchaser, or any proposed mortgagee, assignee of any mortgage or purchaser, or any other person, firm or corporation specified by Landlord'

                  (A) that this Lease is unmodified and in full force and effect (or, if there has been modification, that the Lease is in full force and effect as modified and stating the modifications) and that both the Landlord and the Tenant are not then in default under this Lease (or, if there has been a default, stating the default(s), if any);

                  (B) whether or not there are then existing any setoffs or defenses against the enforcement of any of the agreements, terms, covenants or conditions hereof upon the part of Tenant to be performed or complied with (and, if so, specifying the same);

                  (C) the dates, if any, to which the rental, additional rental and other charges hereunder have been paid in advance, and stating the rental, additional rent and other charges provided for in the Lease;

                  (D) the commencement date and expiration date of the Lease;

                  (E) whether or not any rental has been paid more than 30 days before the due date, and whether or not the Tenant has any unsatisfied claim against Landlord;

                  (F) the security deposit (if any) deposited by Tenant under the Lease;

                  (G) whether any actions, whether voluntary or otherwise, are pending against the Tenant under the bankruptcy laws of the United States or any state thereof; and

                  (H) whether the Tenant has any option to renew or expand the term of the Lease or the leased premises, as the case may be, and whether the Tenant has any right of first refusal to purchase (or lease) the Demised Premises or any part thereof or the Building in which the Premises are located.

                  In the event that Tenant fails to deliver to Landlord the aforesaid certificate within the time period described hereinabove, then Tenant herein unconditionally agrees that it shall be liable on demand to pay Landlord the sum of $750.00 for each day that Tenant is late in delivering the aforesaid certificate to Landlord, such sum to be as and for Landlord's full and complete liquidated and agreed monetary damages suffered by reason of Tenant's failure to timely deliver an estoppel certificate to Landlord. In addition to the foregoing, Landlord reserves the right to exercise any further rights or remedies available to it under the Lease, at law or equity by reason of Tenant's default hereunder.

49. EXCULPATORY CLAUSE: If Landlord shall be an individual, joint venture, limited liability company, tenancy-in-common, co-partnership, unincorporated association, or other unincorporated aggregate of individuals and/or entities, or a corporation, Tenant shall look only to such Landlord's estate and property in the Building and, where expressly so provided in this Lease, to offset against the rents payable under this Lease, for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default by Landlord hereunder, and no other property or assets of such Landlord shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this Lease, the relationship of Landlord and Tenant hereunder or Tenant's use or occupancy of the Demised Premises.

50. BROKER: Both parties covenant, warrants and represents that there was no broker instrumental in consummating this lease other than Cushman & Wakefield, Inc. and Insignia/ESG (collectively, the "Broker"), and no conversations or negotiations were had with any other broker concerning the renting of the Demised Premises. Both parties agree to indemnify, defend and hold and save the other party harmless against any and all liability from any claims of any other broker who claims to have dealt with the other party (including, without limitation, the cost of counsel fees in connection with the defense of any such claims in connection with the renting of the Demised Premises).

51. CONFLICT OF TERMS: In the event any term, covenant, condition or agreement contained in this rider to the Lease shall conflict or be inconsistent with any term, covenant, condition or agreement contained in the printed portion of this Lease, then the parties agree that the rider provision shall prevail.

52. TENANT'S REMEDIES: With respect to any provision of this Lease which provides, in effect, that Landlord shall not unreasonably withhold or unreasonably delay any consent or any approval, Tenant in no event, shall be entitled to make, nor shall Tenant make, any claim, and Tenant hereby waives any claim, for money damages; nor shall Tenant claim any money damages by way of setoff, counterclaim or defense, based upon any claim or assertion by Tenant that Landlord has unreasonably withheld or unreasonably delayed any consent or approval; but Tenant's sole remedy shall be an action or proceeding to enforce any such provision, or for specific performance, injunction or declaratory judgment.

53. NO EXCESSIVE NOISE: Tenant agrees that it will use the Demised Premises and will perform all work required or permitted hereunder in such a manner so as not to creme any excessive noise which disturbs any of the other tenants of the Building or persons occupying adjacent and neighboring premises.

54. LABOR REGULATIONS: Tenant covenants and agrees that prior to and throughout the demised term, it shall not take any action which would violate Landlord's union contract, if any, affecting the Building, nor create any work stoppage, picketing, labor disruption or dispute, or any interference with the business of the Landlord or any other tenant or occupant in the Building or with the rights and privileges of any person(s) lawfully in said Building, nor cause any impairment or reduction of the good name of the Building. Any default by Tenant under this Article shall be deemed a material default entitling Landlord to exercise any or all of the remedies as provided in this Lease.

55. CONTROL OF TENANT: If the Tenant is a corporation (other than one whose shares are regularly and publicly traded on a recognized stock exchange), partnership or other entity other than an individual, Tenant represents that the ownership and power to vote the majority of its entire outstanding capital stock or other controlling interest (collectively "Controlling Interest") belongs to and is vested in the person(s) executing this Lease or members of his or their immediate family.

56. ADDENDUM TO ARTICLE 22: If Tenant shall default in surrendering the Demised Premises upon the expiration or termination of the term, Tenant's occupancy subsequent to such expiration or termination, whether or not with the consent or acquiescence of Landlord, shall be deemed to be that of a tenancy at will and in no event from month-to-month or from year-to-year, and it shall be subject to all the terms, covenants and conditions of this lease applicable thereto, except the Minimum Rent and Additional Rent payable under this Lease shall be 175% of the amount payable in the last year of the terns, and no extension or renewal of this Lease shall be deemed to have occurred by such holding over.

57. ADDENDUM TO ARTICLE 18: Should Tenant fail to pay within five (5) days of when due any installments of Minimum Rent, Additional Rent, or any other sum payable to Landlord under J the terms of this Lease, then a late charge in the amount of $0.10 per $1.00 due shall be added to the sum due and shall be deemed Additional Rent hereunder. If Tenant shall issue a check to Landlord which is returnable unpaid for any reason, Tenant shall pay Landlord an additional charge of $100.00 for Landlord's expenses in connection therewith. If Tenant shall default (i) in the timely (5 days) payment of Fixed Rent or Additional Rent for any three (3) consecutive months or for a total of six (6) months in any period of twelve (12) months then, notwithstanding, that such defaults shall have each been cured within the applicable period, if any, any further similar default shall be deemed to be deliberate and Landlord thereafter may serve Tenant with a three (3) days' notice of termination without affording to Tenant an opportunity to cure such further default at which time the term of this Lease shall terminate as if that day were the Expiration Date.

58. ENTIRE AGREEMENT: No earlier statement or prior written matter shall have any force or effect. Tenant agrees that it is not relying on any representations or agreements other than those contained in this Lease. This agreement shall not be modified or canceled except by writing subscribed by all parties.

59. SAVING PROVISION: If any provision of this Lease, or its application to any situation shall be invalid or unenforceable to any extent, the remainder of this Lease, or the application thereof to situations other than that as to which it is invalid or unenforceable, shall not be affected thereby, and every provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

60. LEASE NOT BINDING UNLESS EXECUTED: Submission by Landlord of the within Lease for execution by Tenant shall confer no rights nor impose any obligations on either party unless and until both Landlord and Tenant shall have executed this Lease and duplicate originals thereof shall have been delivered to the respective parties.

61. [Intentionally Omitted.]

62. WAIVER OF JURY TRIAL AND RIGHT TO COUNTERCLAIM. Tenant hereby waives all right to trial by jury in any summary or other action, proceeding or counterclaim arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, the Demised Premises and the use and occupancy thereof, any claim of injury or damages, and any emergency statutory or other statutory remedy. Tenant also hereby waives all right to assert or interpose a counterclaim in any summary proceeding or other action or proceeding to recover or obtain possession of the Demised Premises.

63. INJUNCTIVE RELIEF: In the event of a breach or threatened breach by Tenant of any of the covenants or provisions of this Lease, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this Lease of any particular remedy shall not preclude Landlord from any other remedy, at law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant's being evicted or dispossessed, or in the event of Landlord's obtaining possession of the Demised Premises by reason of Tenant's violation of the provisions of this Lease. Tenant further agrees that it shall not interpose any counterclaim or counterclaims in a summary proceeding or in any other action or proceeding to evict the Tenant or otherwise recover possession of the Demised Premises and Tenant hereby waives the right to interpose any noncompulsory counterclaim or noncompulsory counterclaims in any such proceeding(s).

64. RECORDATION: Tenant covenants not to place this Lease on record or to record this Lease without the prior written consent of Landlord. At the request of Landlord, Tenant will execute a memorandum of lease for recording purposes containing references to such provisions of this Lease as Landlord, in its sole discretion, shall deem necessary.

65. ATTORNEYS' FEES: Tenant agrees to pay Landlord upon demand, as an Additional Rental, a sum equal to all costs and expenses (including attorneys' fees, costs of investigation and disbursements) incurred by Landlord in enforcing any or all of its rights hereunder, specifically including the cost of collecting sums due, whether or not an action or proceeding is commenced, or levying and collecting on any judgment or arbitration award in Landlord's favor. Landlord agrees to indemnify Tenant for reasonable legal fees incurred by Tenant in enforcing its rights hereunder after a non-appealable, final judgment is rendered against Landlord.

66. FORCE MAJEURE: In the event that either party hereto shall be delayed or hindered in or prevented from the performance or any act required hereunder other than Tenant's obligation to pay rent by reason of strikes, lockouts, labor troubles, failure of power, riots, insurrection, war or other reason of like nature not the fault of the party delayed in performing work or doing acts, such party shall be excused for the period of delay. The period of performance of any such act shall then be extended for the period of such delay.

67. [Intentionally Omitted.]

68. [Intentionally Omitted.]

69. [Intentionally Omitted.]

70. AIR CONDITIONING/HEATING:

                  (A) Landlord shall provide to the Demised Premises air conditioning and heating of sufficient capacity to service the Demised Premises for normal office use only.

                  (B) Tenant acknowledges that the air conditioning and heating service to the Demised Premises will be provided only during normal working hours (8:00 AM to 6:00 PM) on normal weekdays only. Tenant shall notify Landlord not less than two (2) days in advance in the event Tenant shall require air conditioning or heating after 6:00 PM on a normal weekday. In the event Landlord is able to supply air conditioning or heat during such period, Tenant shall pay to Landlord $450.00 per hour for after hours charges after 6:00 PM on a normal weekday and for each hour of time on any weekend day for providing air conditioning or heat to the Demised Premises during such after hours or weekend periods.

                  In the event Landlord is unable to provide the electrical/air conditioning and heating services for a period in excess of fifteen (15) consecutive days, and as a result thereof, all or any material portion of the Demised Premises is rendered unusable for Tenant's business at the Demised Premises, the Minimum and the Additional Rent shall be abated to the extent and for the period that all or any material portion of the Demised Premises is so rendered unusable. In the even that Landlord is unable to provide the services for any period in excess of one hundred eighty (180) consecutive days, Tenant shall have the right, exercisable within twenty (20) days after the expiration of said one hundred eighty (180) day period, to terminate this Lease by written notice to Landlord.

                  (C) Landlord has installed one supplemental air-conditioning unit ("Supplementary Unit") to service the Demised Premises.

                  (a) the electricity used in connection with the usage of the Supplementary Unit shall be separately submetered by Tenant at its sole cost and expense (and a separate submeter shall be installed by Tenant at its sole cost and expense) and paid separately by Tenant and consumption of electricity for same shall be measured and billed to Tenant in accordance with Landlord's requirements. As payment for the aforesaid Electricity charges, Tenant shall pay to Landlord within ten (10) days of receipt of Landlord's bill therefor, as Additional Rent, the sum of (i) an amount determined by applying the "Electric Rate" to Tenant's consumption of and demand for electricity for its usage of the Supplemental Unit as recorded on the submeter or submeters installed by Tenant as above set forth, and (ii) Landlord's administrative charge of seven (7%) percent of the amount referred to in (i) above for overhead and supervision and charges therefor. Bills for same may be rendered monthly at such times as Landlord may elect and, commencing on the earlier of(i) Tenant's occupancy of all or any portion of the Demised Premises, or (ii) the Commencement Date of the term of this lease, the amounts as computed from meter readings shall be deemed to be, and be paid as, Additional Rent without set-off or deduction.

                  For the purposes of this Article, Landlord and Tenant agree that:

                    (1) The term "Electric Rate" (including all applicable surcharges, demand charges, energy charges, fuel adjustment charges, time of day charges, taxes and other sums payable in respect thereof) shall mean the Service Classification pursuant to which Landlord purchases electricity from the utility company servicing the Building, provided, however, at no time shall the amount payable by Tenant for electricity be less than the Cost per Kilowatthour (hereinafter defined).

                    (2) The term "Cost per Kilowatthour" shall mean the total cost for electricity incurred by Landlord to service the Building during a particular time period (including all applicable surcharges, demand charges, energy charges, fuel adjustment charges, time of day charges, taxes and other sums payable in respect thereof) divided by the total kilowatthours purchased by Landlord during such period;

                  (b) Upon the expiration or sooner termination of the term of the Lease, the Supplementary Unit shall become Landlord's sole property. Tenant hereby indemnifies and holds Landlord harmless for any and all damage to the Building caused by the maintenance of the aforesaid Supplemental Unit on the Building. Prior to installation, Tenant will obtain insurance to protect Landlord against any damage by reason of the foregoing, and will deliver insurance certificates naming Landlord as an additional insured under such policy prior to commencing installation;

                  (c) Landlord shall not in any way be liable or responsible to Tenant for any loss or damage or expense which Tenant may sustain or incur if either the quantity or character of electric service is changed or is no longer available or suitable for Tenant's requirements. Tenant's use of electric current in the Demised Premises shall not at any time exceed the capacity of any of the electrical conductors and facilities in or otherwise serving the Demised Premises.

71. CLEANING: Landlord shall provide, at is sole cost and expense, cleaning services for the Demised Premises in accordance with building standard specifications.

72. SECURITY. (A) (i) Tenant has deposited with Landlord the sum of; $80,000.00 upon the execution of this Lease, as security for the performance by Tenant of all of the terms, covenants and conditions of this Lease on Tenant's part to be performed. Landlord shall have the right, upon the expiration of the required notice and cure periods under the Lease and regardless of the exercise of any other remedy Landlord may have by reason of a default, to apply any part of said deposit to cure any default of Tenant, and, if Landlord does so, Tenant shall upon five (5) day demand deposit with Landlord the amount so applied so that Landlord shall have the full amount of the security ($80,000.00) during the term of this Lease subject to the provisions of subparagraph (B) hereinbelow. If Tenant shall fail to make such deposit, Landlord shall have the same remedies for such failure as Landlord has for a default in the payment of Minimum Rent. In the event of an assignment or transfer of the leasehold estate under the Lease, (a) Landlord shall have the right to transfer the security to the assignee only upon such assignment or transfer, (b) Landlord shall thereupon be automatically released by Tenant from all liability for the return of such security, and (c) Tenant shall look solely to the assignee for the return of said security, and the foregoing provisions of this sentence shall apply to every transfer made of the security to a new assignee of Landlord's interest in the Lease. The security deposited under this Lease shall not be assigned or encumbered by Tenant without the prior consent of Landlord, and any such assignment or encumbrance shall be void. Landlord and Tenant acknowledge and agree that Tenant hereby waives any right, whether statutory or otherwise, to any interest earned on said security, and Tenant shall in no event be entitled to interest on said security.

                  (ii) Upon the expiration of the eighteenth (18th) month anniversary of the Rent Commencement Date of this Lease, provided that this Lease remains in full force and effect, and the original Tenant named herein remains in possession of the Demised Premises and is not then in default under this Lease after the expiration of any applicable grace periods expressly stated in this Lease, the Landlord shall return to Tenant a portion of the security deposit held by Landlord in the amount of an equivalent of two (2) months of the current Minimum Rent under this Lease. Landlord shall have the option of either remitting a check to Tenant for this sum within 30 days of Tenant's written request to Landlord together with substantiating documentation proving its entitlement thereto pursuant to the terms hereof, and failing such remission by Landlord the Tenant shall be entitled to credit same against the next recurring installments of Minimum Rent which may be due during the term of this Lease.

                  (iii) In the event that a Letter of Credit has been delivered by Tenant to Landlord pursuant to subparagraph (B) hereinbelow, any reduction in or return of security mandated by subparagraphs (A)(i) and (ii) hereinabove may be implemented by Tenant delivering to the Landlord a replacement Letter of Credit in the reduced amount indicated in subparagraphs (A)(i) and (ii) hereinabove provided such replacement Letter of Credit is acceptable to the Landlord.

                  (B) (i) In lieu of a cash security deposit or, within ninety
(90) days of the date hereof, time being of the essence, Tenant may replace the cash security deposit by delivering to Landlord a clean, automatically self renewing, non-expiring, irrevocable letter of credit in the original amount of $80,000.00 (the "Letter of Credit") to be issued to Landlord by a New York-based federally-insured lending institution acceptable to Landlord. The letter of credit shall unequivocally state on its face that it shall be effective and in place for a period commencing on the Commencement Date and finally expiring on a date no less than sixty (60) days subsequent to the Expiration Date (the "LOC Expiration Date"). In the event that for any reason whatsoever the Letter of Credit shall expire or shall fail to be renewed or replaced within 90 days prior to the LOC Expiration Date or any prior or subsequent renewal date (automatic or otherwise), then Tenant herein unconditionally acknowledges that (i) Landlord shall have the unconditional right at any time to draw upon the existing Letter of Credit and to hold such sums until the LOC Expiration Date as cash security for Tenant's performance under this Lease and (ii) at Landlord's option, such failure shall be deemed to be a material default by Tenant under this Lease and Landlord shall have all of its remedies thereof under the Lease, at law and at equity. Tenant shall ensure that the foregoing sentence shall appear "in bold" on the face of the letter of credit. Tenant acknowledged that Landlord shall be entitled to retain the Letter of Credit until the LOC Expiration Date.

                  (ii) In the event Tenant shall default during the period in which the Letter of Credit shall be in place after the expiration of any applicable grace periods expressly stated in this Lease, Landlord shall have the right, and regardless of the exercise of any other remedy Landlord may have by reason of a default, to immediately draw against the Letter of Credit to the extent necessary to cure the amount of any default and to apply any part of said Letter of Credit to the extent necessary to cure any default of Tenant, and, if Landlord does so, Tenant shall upon demand issue a new Letter of Credit in favor of Landlord in the face amount of the original amount so drawn down so that Landlord shall at all times have the full amount of the Letter of Credit required under this Article during the entire term of this Lease. If Tenant shall fail to issue such new Letter of Credit, Landlord shall have the same remedies for such failure as Landlord has for a default in the payment of Minimum Rent. Landlord's right to draw on the Letter of Credit shall continue for so long as Tenant shall remain in default.

                  (iii) In the event of an assignment or transfer by the Landlord of the leasehold estate under the Lease, (a) Landlord shall have the right without any charge, cost, fee or expense charged to any party, to transfer or assign the Letter of Credit to the assignee by delivering to said assignee a blanket assignment of said Letter of Credit (using a form acceptable to Landlord in its sole discretion), (b) Landlord shall thereupon upon such transfer be automatically released by Tenant from all liability, if any, for the return of such Letter of Credit, and (c) Tenant shall look solely to the assignee for the return of said Letter of Credit, and the foregoing provisions of this sentence shall apply to every transfer made of the Letter of Credit to a new assignee of Landlord's interest in the Lease. The Letter of Credit issued under this Lease shall not be assigned or encumbered by Tenant or by the issuing bank without the prior consent of Landlord, and any such assignment or encumbrance shall be void.

                  (iv) The Letter of Credit may not be automatically self-reducing on its face, but may be replaced and reduced by Tenant to comply with the express provisions of subparagraphs (A) (i) and (ii) hereinabove provided such replacement Letter of Credit is acceptable to the Landlord.

                           SIGNATURE PAGE TO FOLLOW

                  IN WITNESS WHEREOF, Owner (Landlord) and Tenant have respectively executed this Lease as of the day anti year first above written.

                   LANDLORD

                   CROWN LEXINGTON LLC

                   By: Crown 360 Associates, L.P., member

                   By: Crown 360 Corp., general partner

                   By:      /s/ Davar Rad
                      ---------------------------------------------
                            Davar Rad, President

                   TENANT

                   INTRAWARE, INC.

                   By:
                      ---------------------------------------------
                            Donald Freed,
                            Chief Executive Officer and Executive Vice-President